UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

EQUITY RESIDENTIAL

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! EQUITY RESIDENTIAL 2024 Annual Meeting Vote by June 19, 2024 11:59 PM ET EQUITY RESIDENTIAL TWO NORTH RIVERSIDE PLAZA CHICAGO, ILLINOIS 60606 V44566-P06882 This is an Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 20, 2024. You invested in EQUITY RESIDENTIAL and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Get informed before you vote View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to June 6, 2024 to facilitate timely delivery. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 20, 2024 8:00 AM Central Time Virtually at: www.virtualshareholdermeeting.com/EQR2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. You are encouraged to access and review the complete proxy materials, which contain important information and are available online or by mail, before voting. Please follow the instructions on the reverse side to vote on these important matters. Board Recommends Voting Items 1. Election of Trustees For Nominees: 01) Angela M. Aman 02) Linda Walker Bynoe 03) Mary Kay Haben 04) Ann C. Hoff 05) Tahsinul Zia Huque 06) Nina P. Jones 07) John E. Neal 08) David J. Neithercut 09) Mark J. Parrell 10) Mark S. Shapiro 11) Stephen E. Sterrett 2. Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024. For 3. Approval of Executive Compensation. For NOTE: In their discretion, the persons appointed as proxies are authorized to vote upon such other matters as may properly come before the meeting and any postponement or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V44567-P06882